SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Dec-00

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2000-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-37616-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2000-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated November 1, 2000 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Dec-00
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 1, 2031.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2000-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2000-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
A          149026000        375110   962460           0   148650890  21-Dec-00
P             626559           496        0           0      626063  21-Dec-00
S            3399223             0    21953           0     3388755  21-Dec-00
M1           2338000          1544    15100           0     2336456  21-Dec-00
M2           1637000          1081    10572           0     1635919  21-Dec-00
M3            779000           514     5031           0      778486  21-Dec-00
B1            546000           361     3526           0      545639  21-Dec-00
B2            467000           308     3016           0      466692  21-Dec-00
B3            468549           309     3026           0      468240  21-Dec-00
R                100           100        1           0           0  21-Dec-00








          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
  A        1000.00000       2.51708  6.45833   997.48292 21-Dec-00
  P        1000.00000       0.79174  0.00000   999.20826 21-Dec-00
  S        1000.00000       0.00000  6.45833   996.92047 21-Dec-00
  M1       1000.00000       0.66043  6.45833   999.33957 21-Dec-00
  M2       1000.00000       0.66043  6.45833   999.33957 21-Dec-00
  M3       1000.00000       0.66044  6.45833   999.33956 21-Dec-00
  B1       1000.00000       0.66044  6.45833   999.33956 21-Dec-00
  B2       1000.00000       0.66043  6.45833   999.33957 21-Dec-00
  B3       1000.00000       0.66044  6.45834   999.33956 21-Dec-00
  R        1000.00000    1000.00000  6.60000     0.00000 21-Dec-00








                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                          Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Dec-00